Exhibit 99.1

INVESTOR CONTACT:	MEDIA CONTACT:
Jennifer Gianola	Judy Kaneko
+1 (408) 831-4452	+1 (408) 831-4238
jennifer.gianola@gigamon.com	judy.kaneko@gigamon.com
Gigamon Reports Second Quarter 2017 Financial Results
Accelerating Customer Demand for GigaVUE-HC2
Strong Pipeline from Innovative Technologies Launched in the Second Quarter

Santa Clara, Calif., July 27, 2017 - Gigamon Inc. (NYSE:GIMO), the leader in traffic visibility solutions, today released financial results for its second quarter ended July 1, 2017.
Second Quarter 2017 Financial Highlights:

•	Revenue of $69.1 million, compared to $75.1 million in the second quarter of fiscal 2016.

•	GAAP gross margin was 81%, compared to 82% in the second quarter of fiscal 2016.

•	Non-GAAP gross margin was 82%, consistent with the second quarter of fiscal 2016.

•
GAAP net loss was $7.3 million, or $0.20 per basic and diluted share, compared to GAAP net income of $34.0 million, or $0.91 per diluted share, in the second quarter of fiscal 2016 that included a one-time tax benefit of $30.5 million.

•	Non-GAAP net income was $4.0 million or $0.10 per diluted share, compared to non-GAAP net income of $11.5 million, or $0.30 per diluted share, in the second quarter of fiscal 2016.

•	Cash and short-term investments were $258.8 million, down $6 million from the first quarter of 2017 and up $31 million from the second quarter of fiscal 2016.

"We delivered revenue within our guidance range with continued strong gross margin, and achieved lower than planned operating expenses, generating EPS ahead of our guidance range,"said Paul Hooper, Chief Executive Officer of Gigamon. "We also saw a number of positive trends in the quarter, supporting our confidence in a return to growth in the second half of 2017. We had 16 customers with bookings over one-million-dollars in the quarter, our second highest total ever. Further, our flagship GigaVUE-HC2 product revenue rebounded strongly, Asia Pacific posted a record quarter, and we saw record attach rates for our GigaSMART® software modules and our recently released inline SSL solution and our new high-performance and high-density chassis, the GigaVUE-HC3, performed well in the quarter while also building significant pipeline for the second half. We continue to believe our rapid pace of innovation, leadership in the visibility market and seed-and-grow strategy will deliver long-term value to our shareholders."

Recent Business Highlights:

•
Introduced a new Defender Lifecycle Model to address the increasing speed, volume and polymorphic nature of network cyber threats. This new approach is based on the GigaSECURE® Security Delivery Platform to better integrate security technologies that detect, predict and contain threats throughout networks.

•	Named the market leader in the Network Monitoring Equipment (NME), Annual Report 2017, by IHS Markit. Gigamon extended to 36 percent market share, nearly twice the share of its nearest competitor.

•	Announced general availability of the GigaVUE-HC3 high performance appliance addressing the requirements of compute-intensive traffic applications in large enterprise data centers.

•
Released a new SSL inline capability to address the requirements of customers looking to manage encrypted traffic at scale as increased data volumes are surpassing the capacity and performance of security tools.

•	Extended cloud visibility into Amazon Web Services (AWS) GovCloud region, enabling compliance with stringent, federal operational requirements.

•	Appointed Burney Barker, as Senior Vice President of Worldwide Sales to drive direct and indirect Sales execution.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on July 27, 2017. This news release and a supplemental financial presentation will be available on the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 417-2254, using conference code 3532506. International parties can access the call by dialing +1 (719) 325-2463, using conference code 3532506.
The webcast will be accessible on Gigamon's investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, August 3, 2017. To access the replay, parties in the United States and Canada should call +1 (866) 375-1919 and enter conference code 3532506. International parties should call +1 (719) 457-0820 and enter conference code 3532506.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, income tax effects of stock-based compensation expense, non-recurring items such as advisory services and other costs related to non-routine stockholder matters, and periodic tax items. Non-GAAP financial measures do not have any standardized meaning and our non-GAAP financial measures may not be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider core to our operating performance, and are used by the company's management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. We present non-GAAP financial measures for supplemental informational purposes only to provide additional information in understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures attached to this release.
During the conference call to discuss these financial results, Gigamon expects to give guidance for the third quarter of fiscal 2017 on a non-GAAP basis. Gigamon does not provide reconciliations of its forward-looking non-GAAP financial measures to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections with respect to stock-based compensation and related payroll taxes, and income tax effect of stock-based compensation expense, which are excluded from these non-GAAP measures. In particular, stock-based compensation and related taxes are impacted by future hiring and retention needs, as well as the future fair market value of Gigamon's common stock, all of which are difficult to predict and subject to change. The actual amounts of these excluded items will have a significant impact on Gigamon's GAAP net income (loss) per diluted share and GAAP tax provision. Accordingly, reconciliations of Gigamon's forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.
.

Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential"or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the future growth of our business and our efforts to deliver long-term value to our shareholders. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31, 2016 and our most recently filed quarterly report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. Gigamon's Visibility Fabric and GigaSECURE®, the industry's first Security Delivery Platform, deliver advanced intelligence so that security, network and application performance management solutions in enterprise, government and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
Revenue:
Product	$43,192	$51,308	$87,202	$95,970
Service	25,945	23,795	51,502	46,344
Total revenue	69,137	75,103	138,704	142,314
Cost of revenue:
Product	10,424	11,510	21,028	22,217
Service	2,894	2,339	5,600	4,421
Total cost of revenue	13,318	13,849	26,628	26,638
Gross profit	55,819	61,254	112,076	115,676
Operating expenses:
Research and development	20,519	17,250	40,668	32,608
Sales and marketing	36,892	28,843	70,333	56,500
General and administrative	10,281	9,147	19,336	17,142
Total operating expenses	67,692	55,240	130,337	106,250
Income (loss) from operations	(11,873)	6,014	(18,261)	9,426
Other income (expense):
Interest income	477	219	833	426
Other expense, net	(75)	(173)	(192)	(242)
Income (loss) before income tax (provision) benefit	(11,471)	6,060	(17,620)	9,610
Income tax benefit (provision)	4,133	27,899	8,045	27,320
Net income (loss)	$(7,338)	$33,959	$(9,575)	$36,930
Net income (loss) per share:
Basic	$(0.20)	$0.97	$(0.26)	$1.06
Diluted	$(0.20)	$0.91	$(0.26)	$1.00
Weighted average shares used in computing net income (loss) per share:
Basic	36,890	35,146	36,728	34,878
Diluted	36,890	37,262	36,728	36,792

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	July 1, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$151,106	$148,926
Short-term investments	107,722	109,238
Accounts receivable, net	63,519	75,522
Inventories, net	14,301	11,347
Prepaid expenses and other current assets	12,176	9,909
Total current assets	348,824	354,942
Property and equipment, net	14,299	11,809
Deferred tax assets, non-current	48,866	33,094
Other assets, non-current	1,379	1,154
TOTAL ASSETS	$413,368	$400,999
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,063	$5,208
Accrued liabilities	24,768	34,649
Deferred revenue	65,652	68,997
Total current liabilities	94,483	108,854
Deferred revenue, non-current	31,021	28,785
Deferred and other tax liabilities, non-current	475	201
Other liabilities, non-current	510	499
TOTAL LIABILITIES	126,489	138,339
STOCKHOLDERS' EQUITY
Common stock	4	4
Additional paid-in-capital	287,145	256,774
Accumulated other comprehensive loss	(104)	(17)
Retained earnings (Accumulated deficit)	(166)	5,899
TOTAL STOCKHOLDERS' EQUITY	286,879	262,660
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$413,368	$400,999

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(7,338)	$33,959	$(9,575)	$36,930
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,176	1,749	4,197	3,173
Stock-based compensation expense	16,464	10,604	29,018	18,780
Deferred and other income taxes	(4,220)	(30,774)	(8,357)	(30,891)
Inventory write-down	725	183	931	272
Other	113	287	142	312
Changes in operating assets and liabilities:
Accounts receivable	(7,103)	910	11,893	3,362
Inventories	(3,403)	(1,235)	(4,173)	(3,593)
Prepaid expenses and other assets	770	(2,110)	(2,022)	(1,238)
Accounts payable	(2,943)	(261)	(1,225)	(515)
Accrued liabilities and other liabilities	3,797	7,375	(10,574)	(5,890)
Deferred revenue	838	1,007	(1,109)	(2,275)
Net cash provided by (used in) operating activities	(124)	21,694	9,146	18,427
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(35,448)	(34,724)	(69,158)	(63,831)
Proceeds from maturities of short-term investments	33,212	34,461	70,712	61,247
Purchase of property and equipment	(2,507)	(2,371)	(5,202)	(4,478)
Net cash provided by (used in) investing activities	(4,743)	(2,634)	(3,648)	(7,062)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	—	—	4,956	3,368
Proceeds from exercise of stock options	362	2,749	943	4,126
Shares repurchased for tax withholdings on vesting of restricted stock units	(4,065)	(2,444)	(8,404)	(3,829)
Net cash provided by (used in) financing activities	(3,703)	305	(2,505)	3,665
NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(8,570)	19,365	2,993	15,030
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	160,489	115,877	148,926	120,212
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$151,919	$135,242	$151,919	$135,242

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
Total Revenue	$69,137	$75,103	$138,704	$142,314
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	55,819	61,254	112,076	115,676
Stock-based compensation expense	792	538	1,469	1,008
Stock-based compensation related payroll taxes	29	20	60	36
Non-GAAP gross profit	$56,640	$61,812	$113,605	$116,720
GAAP gross margin	81%	82%	81%	81%
Non-GAAP gross margin	82%	82%	82%	82%
Reconciliation of GAAP Operating Income (Loss) to Non-GAAP Operating Income:
GAAP operating income (loss)	$(11,873)	$6,014	$(18,261)	$9,426
Stock-based compensation expense	16,464	10,605	29,018	18,780
Stock-based compensation related payroll taxes	330	274	837	557
Non-recurring items	586	—	586	—
Non-GAAP operating income	$5,507	$16,893	$12,180	$28,763
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income:
GAAP net income (loss)	$(7,338)	$33,959	$(9,575)	$36,930
Stock-based compensation expense	16,464	10,605	29,018	18,780
Stock-based compensation related payroll taxes	330	274	837	557
Non-recurring items	586	—	586	—
Income tax effect of Non-GAAP adjustments	(6,086)	(33,330)	(12,279)	(36,583)
Non-GAAP net income	$3,956	$11,508	$8,587	$19,684

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
Reconciliation of GAAP Diluted Net Income (Loss) per Share to Non-GAAP Diluted Net Income per Share:
GAAP diluted net income (loss) per share	$(0.20)	$0.91	$(0.26)	$1.00
Stock-based compensation expense	0.45	0.28	0.79	0.51
Stock-based compensation related payroll taxes	0.01	0.01	0.02	0.02
Non-recurring items	0.01	—	0.01	—
Income tax effect of non-GAAP adjustments	(0.16)	(0.89)	(0.33)	(1.00)
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.01)	(0.01)	(0.02)	(0.01)
Non-GAAP diluted net income per share	$0.10	$0.30	$0.21	$0.52
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	36,890	37,262	36,728	36,792
Dilutive impact due to stock-based compensation	3,987	793	3,776	786
Non-GAAP diluted weighted-average number of shares	40,877	38,055	40,504	37,578